UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 26, 2005

Santarus, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50651	33-0734433
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10590 West Ocean Air Drive, Suite 200, San Diego, California		92130
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 314-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On July 26, 2005, Santarus, Inc. announced that the U.S. Food and Drug Administration ("FDA") has accepted for filing its New Drug Application ("NDA") for ZEGERID® (omeprazole) Chewable Tablets 40 mg and 20 mg. Pursuant to Prescription Drug User Fee Act (PDUFA) guidelines, Santarus expects the FDA will complete its review or otherwise respond to the ZEGERID Chewable Tablets NDA by March 26, 2006. A press release announcing the acceptance for filing of the NDA is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1 -- Press Release dated July 26, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Santarus, Inc.

July 26, 2005	By:	Debra P. Crawford

Name: Debra P. Crawford
Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated July 26, 2005